                                  EXHIBIT 24

                               THE ROUSE COMPANY

                               POWER OF ATTORNEY
                               -----------------



                 KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned

     directors of THE ROUSE COMPANY, a Maryland corporation (the "Company"),

     hereby constitute and appoint MATHIAS J. DeVITO, RICHARD G. McCAULEY and

     ANTHONY W. DEERING, or any of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in any of said agents and attorneys-in-fact to sign for the undersigned and in their respective names as directors of the Company a Registration Statement or Statements of the Company on Form S-8 and Form S-3, or any successor or alternative Forms, and any and all amendments or supplements thereto, to be filed from time to time with the Securities and Exchange Commission,

     Washington, D.C., under the Securities Act of 1933, as amended, or the

     Securities Exchange Act of 1934, as amended, relating to The Rouse Company

     1994 Stock Incentive Plan, The Rouse Company 1990 Stock Option Plan, The

     Rouse Company 1990 Stock Bonus Plan, The Rouse Company 1985 Stock Option

     Plan, The Rouse Company 1985 Stock Bonus Plan, or The Rouse Company Savings

     Plan, as any of the Plans referred to above may be amended from time to time, and any Common Stock of the Company to be offered or

                                    - 13 -
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     sold pursuant to such Plans, hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, as herein authorized.

     Dated:  September 22, 1994

                                              /s/ David H. Benson         (SEAL)
                                              ----------------------------
                                              David H. Benson


                                              /s/ Jeremiah E. Casey       (SEAL)
                                              ----------------------------
                                              Jeremiah E. Casey


                                              /s/ Anthony W. Deering      (SEAL)
                                              ----------------------------
                                              Anthony W. Deering


                                              /s/ Rohit M. Desai          (SEAL)
                                              ----------------------------
                                              Rohit M. Desai


                                              /s/ Mathias J. DeVito       (SEAL)
                                              ----------------------------
                                              Mathias J. DeVito


                                              /s/ Juanita T. James        (SEAL)
                                              ----------------------------
                                              Juanita T. James


                                              /s/ Thomas J. McHugh        (SEAL)
                                              ----------------------------
                                              Thomas J. McHugh


                                              /s/ Hanne M. Merriman       (SEAL)
                                              ----------------------------
                                              Hanne M. Merriman


                                              /s/ Alexander B. Trowbridge (SEAL)
                                              ----------------------------
                                              Alexander B. Trowbridge

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